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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED SEPTEMBER 19, 2011
                                       TO
              THE PROSPECTUSES DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement describes changes to the optional GMIB Max and EDB Max riders that will be effective for Series VA, Series VA-4, Series L-4 Year, Series C, Series XTRA 6, and Series S variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THE GMIB MAX AND/OR EDB MAX RIDERS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON SEPTEMBER 23, 2011.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses dated May 1, 2011 (as supplemented) for the contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I.   GMIB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we receive your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011, and you elect the GMIB Max rider, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. You will still be permitted to transfer account value among the five GMIB Max investment portfolios. You should consider how significant the ability to make subsequent purchase payments is for your long-term investment plans. Please see "Living Benefits - Description of GMIB Max and GMIB Plus III - Potential Restrictions on Subsequent Purchase Payments for GMIB Max" in the prospectus.

In the event the subsequent purchase payment restriction is not in place in your state on February 24, 2012, we will notify you in writing and the restriction will be in effect as of the date we indicate to you subsequently in writing.

                                                                  SUPP-USASP0911

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II.  EDB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we receive your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011, and you elect the EDB Max rider, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. You will still be permitted to transfer account value among the five EDB Max investment portfolios. You should consider how significant the ability to make subsequent purchase payments is for your long-term investment plans. Please see "Death Benefit - Optional Death Benefits - EDB Max and Enhanced Death Benefit II - Potential Restrictions on Subsequent Purchase Payments for EDB Max" in the prospectus.

In the event the subsequent purchase payment restriction is not in place in your state on February 24, 2012, we will notify you in writing and the restriction will be in effect as of the date we indicate to you subsequently in writing.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company                 Telephone: (800) 343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614


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